Provisions on Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Provisions on Assets
Provisions on Assets

Year Ended December 31	2019	2018
Utilities	$—	$193.7
Midstream	35.2	153.7
Power	380.6	381.3
	$415.8	$728.7

Utilities

There were no provisions recorded in the Utilities segment in 2019. In 2018, AltaGas recorded pre-tax provisions of $193.7 million related to certain rate-regulated natural gas distributed utility assets that were classified as held for sale in the third quarter of 2018.

Midstream

In 2019, AltaGas recorded pre-tax provisions of $35.2 million related to the Pouce Coupe sour gas treatment facility in Alberta. The pre-tax provisions were comprised of $35.0 million on property, plant and equipment and $0.2 million on intangible assets. In 2018, AltaGas recorded pre-tax provisions of $153.7 million related to certain non-core Midstream assets that were classified as held for sale at December 31, 2018 and shut-in assets in the South, Cold Lake and Northwest operating areas.

Power

In 2019, AltaGas recorded pre-tax provisions totaling $380.6 million in the Power segment. The pre-tax provisions were recorded against property, plant and equipment. In 2018, AltaGas recorded pre-tax provisions of $381.3 million primarily related to the Tracy, Hanford, and Henrietta gas-fired peaking plants in California that were disposed of in the fourth quarter of 2018, a development project in the U.S., the Pomona natural gas-fired co-generation facility in the United States, and non-core Power assets in Canada and a WGL Energy Systems financing receivable that were classified as held for sale at December 31, 2018.